Gratry International Growth Fund
A series of the Investment Managers Series Trust

Supplement dated October 4, 2013
to the Prospectus dated June 28, 2013 and the Statement of Additional Information dated June 28, 2013

The Gratry International Growth Fund’s ticker symbol for the Institutional Class is GGIGX.  Accordingly, this replaces any inconsistent information in the Fund’s Prospectus and SAI.